WILSHIRE VARIABLE INSURANCE TRUST
(the “Trust”)
International Equity Fund

Supplement dated February 22, 2013 to the Trust’s Summary Prospectus dated May 1, 2012, with respect to the International Equity Fund (the “Fund”).

Effective on or about March 24, 2013, the International Equity Fund will invest a portion of its assets in the Wilshire International Equity Fund. Accordingly, effective on the same date, the Fund’s shareholders will bear the indirect expenses of the Fund’s assets invested in the Wilshire International Equity Fund and the management fee charged to the Fund will change based on the average daily net assets not invested in the Wilshire International Equity Fund,  and the following other changes to the prospectus will become effective:

The following information replaces the first paragraph under the heading “Principal Investment Strategies:”

The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.  The Fund invests in companies, wherever organized, which do business primarily outside the United States and in other affiliated international companies, including the Wilshire International Equity Fund.  The Fund expects to invest up to 20% of its assets in the Wilshire International Equity Fund.  The Fund intends to diversify its investments in operating companies among several countries and to have represented in its holdings business activities in not less than three different countries.  The operating companies in which the Fund primarily invests are equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges.  The Fund may invest up to 35% of its net assets in emerging market securities, including ETFs.  The Fund may also invest in fixed-income securities of foreign governments and companies.

The following information replaces the first paragraph under the heading “Principal Risks:”

You may lose money by investing in the Fund.  By investing in the Fund, an investor also assumes the same types of risks, either directly, or indirectly, as investing in the Wilshire International Equity Fund.  Investing in the Fund involves the following principal risks:

The following information replaces the sub-headings “Emerging Market Risk,” “Equity Risk,” “ETF Risk,” “Market Risk,” “Portfolio Strategy Risk,” and “Multi-Managed Fund Risk” under the heading “Principal Risks:”

Emerging Market Risk.  Foreign investment risk may be particularly high to the extent the Fund or the Wilshire International Equity Fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets).  These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Equity Risk.  A principal risk of investing in the Fund and the Wilshire International Equity Fund is equity risk.  This is the risk that the prices of stocks held by the Fund and the Wilshire International Equity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances.  Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments.  The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund.  Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

ETF Risk.  ETFs in which the Fund and the Wilshire International Equity Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF.  Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities of the number of stocks held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Market Risk.  For equity securities, stock market movements will affect the Fund’s or the Wilshire International Equity Fund’s share price on a daily basis.  Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund and the Wilshire International Equity Fund.  There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer.  Market risk may affect a single company, industry, sector or the market as a whole.  For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably.  Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk.  The investment performance of the Fund and the Wilshire International Equity Fund is in part dependent upon a subadviser’s skill in making appropriate investments.  To the extent that the Fund’s and the Wilshire International Equity Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the Fund relative to its index.  As the industry and sector composition of the market or index changes over time, the implementation of the Fund’s and the Wilshire International Equity Fund’s strategy can lead to substantial differences in the sector or industry allocation of the Fund relative to the market or index.

Multi-Managed Fund Risk.  The Fund and the Wilshire International Equity Fund are multi-managed funds with multiple subadvisers who employ different strategies.  As a result, the Fund and the Wilshire International Equity Fund may have buy and sell transactions in the same security on the same day.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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